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                                                                    Exhibit 99.2

                                     W G F K



                                                     October 12, 2001


VIA FACSIMILE (410) 528-5650

The Special Committee
of the Board of Directors
G&L Realty Corp.
c/o Sharon A. Kroupa, Esq.
Ballard Spahr Andrews & Ingersoll, LLP
300 East Lombard Street, Suite 1900
Baltimore, Maryland 21202-3268

  Re: Offer to Purchase Common Shares of G&L Realty Corp.

Gentlemen:

     On behalf of Lyle Weisman, Asher Gottesman, Len Fisch, and the undersigned (collectively, "WGFK"), we acknowledge receipt of your press release of October 2, 2001, your letter dated October 3, and the letter from counsel to the Special Committee dated October 5.

     We have previously communicated to the Special Committee our ongoing desire to acquire the common shares (the "Common Shares") of G&L Realty Corp. (the "Company") at a price per share which is substantially higher than that contained in the Agreement and Plan of Merger between the Company and the affiliate of Messrs. Gottlieb and Lebowitz (the "Gottlieb/Lebowitz Merger Agreement"). You have advised us that WGFK cannot obtain more than 50% of the Common Shares along the lines contemplated within the Gottlieb/Lebowitz Merger Agreement. Accordingly, we are prepared to make a tender offer to holders of the common stock of the Company as more particularly described below.

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The Special Committee
October 12, 2001
Page 2

Tender Offer Terms (the "WGFK Tender")
------------------

1.   Price per share:           $15.50

2.   Minimum No. of Shares:     No minimum; the WGFK Tender will be on an "any
                                or all" basis, as requested by the Special
                                Committee.

3.   Good Faith Deposit:        $2,500,000 to be placed into the trust account
                                of your counsel, Ballard Spahr Andrews &
                                Ingersoll, LLP (the "Ballard Firm") within three
                                (3) business days of your accepting this offer.
                                The Good Faith Deposit shall be non-refundable to WGFK if for any reason WGFK does not proceed with the WGFK Tender, except that the Good Faith
                                Deposit shall be refunded to WGFK within one business day of the occurrence of any of the following events prior to close of the WGFK
                                Tender:

                                - The Company breaches its obligations to WGFK, or
                                - The Special Committee, the Company or its shareholders accept or otherwise proceed with a merger, consolidation, acquisition or sale of assets other than the WGFK Tender; or
                                - WGFK is enjoined or otherwise prevented from proceeding with the WGFK Tender by any court or regulatory authority; or
                                - The Company suffers or incurs a materially adverse impact on its business or properties taken as a whole

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The Special Committee
October 12, 2001
Page 3

                                which is not substantially covered by insurance.

4.   Termination of
     Gottlieb/Lebowitz
     Merger Agreement           The Company will terminate the Gottlieb/Lebowitz
                                Merger Agreement not later than upon delivery of the Good Faith Deposit.

5.   Favorable Recommendation
     of Special Committee:      The Special Committee will recommend the WGFK
                                Tender to the holders of the common stock of the Company as a Superior Acquisition Proposal (as that term is defined in the Gottlieb/Lebowitz
                                Merger Agreement).

6.   Commencement of WGFK
     Tender: WGFK will commence the WGFK Tender for any and all shares not owned by WGFK at a cash price of $15.50 as soon as practical but not more than thirty-one (31) days after delivery of the Good Faith Deposit, provided that, consistent with your request, you may extend the commencement of the WGFK Tender to provide Messrs. Gottlieb and Lebowitz with the notice period described in paragraph 8, below. Upon commencement of the WGFK Tender the Good Faith Deposit shall be delivered to the Depository Bank, as defined in paragraph 7, and may be applied towards the funds necessary to complete the WGFK Tender.

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The Special Committee
October 12, 2001
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7.  Depository Bank:          WGFK may designate HSBC Bank USA as depository
                              bank in connection with and in furtherance of the WGFK Tender.


8.  Advance Notice to
    Messrs. Gottlieb and
    Lebowitz:                 The Acquiror, as defined in paragraph 10, below,
                              and the Company shall provide adequate advance notice to Messrs. Gottlieb and Lebowitz, in accordance with the terms of the limited waiver received by the Special Committee, such that prior to the record date for a vote of common shareholders or a tender offer, Messrs. Gottlieb and Lebowitz are able to become record holders of the shares of common stock of the Company issuable on exercise of any outstanding options held by them.

9.  Duration of WGFK Tender:  Twenty-five (25) business days from the date the offer is first disseminated to holders of the common stock of the Company, provided that, at the discretion of WGFK, the WGFK Tender may be extended for up to two periods of ten (10) business days each.

10. Acquiror:                 The WGFK Tender will be made by a newly formed,
                              special purpose affiliate of WGFK.

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The Special Committee
October 12, 2001
Page 5

11.  Waiver of Share
     Ownership Limitation:    The Board of Directors of the Company shall waive
                              any limits on share ownership by WGFK effective upon acceptance of this letter agreement.

12.  Merger:                  If WGFK owns more than 50% of the common stock of
                              the Company after the WGFK Tender (including permitted extensions thereof), the Agreement and Plan of Merger attached hereto as Exhibit "A" and incorporated herein by this reference will immediately go into effect so as to implement and close a merger that will result in WGFK's beneficial ownership of 100% of the issued and outstanding common stock of the Company.

13.  Confirmation of
     Appraisal Rights:        Upon conclusion of the WGFK Tender (including
                              permitted extensions thereof), should WGFK own less than a majority of the outstanding common stock of the Company and if, at any time thereafter, the Company effects a merger, sale of assets or any similar transaction with a party other than WGFK, the Company shall afford appraisal rights for all of the shares beneficially owned by WGFK.

14.  Termination of Listing:  Upon conclusion of the WGFK Tender (including permitted extensions thereof), the Company shall promptly file

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The Special Committee
October 12, 2001
Page 6

                               and take such other steps as may be necessary or appropriate to cause the delisting of the shares of common stock from the New York Stock Exchange.

15. Breakup Fee:               $2,800,000, payable if the Company or its
                               shareholders proceed or agree to proceed with a transaction other than the WGFK Tender at any time after the delivery of the Good Faith
                               Deposit. This letter agreement shall thereupon terminate and the Company shall pay the Breakup
                               Fee to WGFK within three business days
                               thereafter.

16. Applicable Law:            This letter agreement shall be interpreted
                               according to the laws of the State of California.

17. Legal Fees and Venue:      In the event of any dispute arising out of or in
                               connection with this letter agreement, the prevailing party shall be entitled to reasonable legal fees and costs. Venue in any such action shall be in an appropriate State Superior or United States District Court within the County of
                               Los Angeles, State of California. Under no circumstances shall damages against WGFK including legal fees and costs exceed the amount of the Good Faith Deposit.

18. Further Cooperation:       The parties shall cooperate with each other in
                               good faith


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The Special Committee
October 12, 2001
Page 7

                               in proceeding expeditiously under this letter agreement, and in the furtherance of the WGFK Tender.

19.  Binding Agreement:        Upon your execution and return of it to us, this
                               letter agreement shall become a mutually binding agreement upon WGFK, the Special Committee, and the Company.

     Should you have any questions, please do not hesitate to contact WGFK through its counsel at the following address and phone number:

                         Aaron A. Grunfeld Esq.
                         Resch Polster Alpert & Berger LLP
                         10390 Santa Monica Boulevard, 4th Floor
                         Los Angeles, California 90025-5058
                         Telephone (310) 277-8300
                         Facsimile (310) 552-3209

The undersigned has been authorized to execute this letter agreement by each of the other persons constituting WGFK. Please accept or reject this letter agreement before close of business in Los Angeles on Tuesday, October 16, 2001.

                               Sincerely yours,

                               W G F K



                               By: Igor Korbatov

[Signatures only continued next page.]

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The Special Committee
October 12, 2001
Page 8

[Continued from previous page.]

Accepted:

SPECIAL COMMITTEE OF THE
BOARD OF DIRECTORS
G&L REALTY CORP.



By:______________________________
      S. Craig Tompkins
      Chairman, Special Committee

Dated:  October __, 2001